Exhibit 10.50

THE SECURITIES ACQUIRED HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF TILE SECURITIES ACT.

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this "Agreement") is dated as of January 28, 2011, between Viral Genetics, Inc., a Delaware corporation (the "Vendor"), the Purchaser described in the attached Schedule A (the "Purchaser"), and solely with respect to Section 2(e), VG Energy, Inc., a Delaware corporation ("VGE"),

WHEREAS Purchaser desires to acquire from Vendor the number of VGE Units (as defined below) listed in Schedule A in exchange for the Purchase Price listed in Schedule A, on the terms and subject to the conditions set forth herein and as more fully described in this Agreement;

AND WHEREAS in further consideration and as an inducement to Purchaser to complete the purchase herein, Vendor is granting to Purchaser the Vendor Warrant, the Guarantee and the Vendor Option, and VGE is granting to Purchaser the VGE Warrant, as described herein.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, VGE, Vendor and Purchaser agree as follows:

1.	Purchase and Sale. Upon the terms and subject to the conditions set forth herein, concurrent with the execution and delivery of this Agreement by the parties hereto, Vendor agrees to sell and the Purchaser agrees to purchase the VGE Units (as defined below) for the Purchase Price calculated in accordance with Section 2 (a). Half of the Purchase Price is allocated to the acquisition of the common shares described in Section 2 (a) (i) and half is allocated to the preferred shares described in Section 2 (a) (ii). The Purchaser shall, upon execution hereof, deliver via wire transfer to Vendor immediately available funds equal to the total Purchase Price, provided that the use of proceeds of such funds shall be limited by Section 3 herein.

a.	Further Considerations from Vendor and VGE. In further consideration, and as an inducement to Purchaser to complete the purchase of the VGE Units:

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i.	Vendor shall and hereby does grant to Purchaser the Vendor Warrant and the Vendor Option;

ii.	Vendor shall, in the even that VGE is not able to obtain $250,000 of additional financing over and above the Purchase Price by the one-year anniversary of the date affixed hereof, whether in cash or in kind, or files for bankruptcy or dissolution, or otherwise ceases business operations, accept tender of all of the VGE Units acquired hereunder in exchange for common stack of Vendor in an amount equal to the total Purchase Price of said VGE Units divided by 0.02, subject to adjustment under Section 2(f) hereunder, provided that Purchaser shall tender for cancellation for no consideration the VGE Warrant (the "Guarantee"); and

iii.	VGE hereby grants one VGE Warrant for each VGE Unit acquired by Purchaser.

b.	Delivery. Within thirty (30) business days of receipt of the Purchase Price, Vendor shall deliver to Purchaser certificates and agreements representing the VGE Units, the Vendor Option and the Vendor Warrant, and VGE shall deliver an agreement representing the VGE Warrant.

2.       Securities.

a.	Each "VGE Unit" has a Purchase Price of $100,000 and is comprised of:

i.	six hundred thousand (600,000) shares of common stock of VGE;

ii.	sixty thousand (60,000) shares of preferred stock of VGE; and

b.	Each "VGE Warrant" is a warrant to acquire one hundred and fifty thousand (150,000) shares of common stock of VGE for $0.25 each, expiring in five (5) years.

c.	The "Vendor Warrant" means a warrant to acquire shares of common stock of Vendor ("Vendor Shares") at the rate of $0.06 per Vendor Share, expiring in five (5) years, and in a quantity equal to the total Purchase Price for all VGE Units acquired hereunder divided by 0.06, subject to adjustment under Section 2(f) hereunder.

d.	The "Vendor Option" means the right of Purchaser to acquire an additional number of shares of preferred stock of VGE from Vendor equal to the number of shares of preferred stock acquired under Section 2 (a)(ii) above ("Vendor Option Shares") for a Purchase Price equal to $2.50 per share of preferred stock ("Vendor Option Exercise Price"), expiring on the earlier of (x) one (1) year from the date affixed hereof, and (y) the closing of a public offering of the common shares of VGE whether through an initial public offering, reverse merger, or similar transaction.

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i.	Upon the expiration of the Vendor Option due to either of the conditions in Section 2(d) (x) or (y) above, Purchaser shall be granted the right to acquire a number of Vendor Shares (the "Second Option") equal to: (I) the number of Vendor Option Shares multiplied by (II) the Vendor Option Exercise Price, divided by (III) the volume-weighted average closing price of the Vendor Shares as reported on www.otcmarkets.com for the twenty (20) trading days up to and including the date of execution of this Agreement multiplied by 1.50 ("Modified VWAP"). The exercise price of the Second Option per Vendor Share shall be equal to the Modified V'WAP and it shall expire twenty (20) business days from the date the Second Option is granted.

e.	Identical Rights and Privileges. The securities sold to Purchaser described under Section 2 (a) (i) and (ii) and to be delivered hereunder shall, in all respects except quantity, have identical rights and privileges to those owned by Vendor.

f.	Capitalization. The share capitalization of VGE as of the closing of this Agreement shall include only the following two (2) classes of stock, and the total issued and outstanding shares of such stock including the purchase by Purchaser hereunder shall be as follows:

Issued and Outstanding Common Stock Including Purchaser	Issued and Outstanding Preferred Stock Including Purchaser
30,000,000	3,000,000

Neither VG.E. nor Vendor shall, through a consent of shareholder in writing, a meeting of shareholders, or otherwise, authorize any additional classes of stock, nor modify the rights of existing classes of stock, without the consent of Purchaser. The rights and privileges of the Preferred Stock shall be as described in the attached Schedule B. VGE shall not issue more than 750,000 additional shares of Series A Preferred Stock over and above the capitalization described above without the consent of Purchaser, subject to adjustment under Section 2 (f) (ii) below.

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g.	Antidilution and Adjustments.

i.	Antidilution. The Securities acquired by Purchaser under Section 2 (a) (i) and (ii) shall have full antidilution protection, subject to the limits described below, such that upon. any issuance or issuances by VGE of additional shares of either common or preferred stock in exchange for any amount or any type of consideration (each, a "Dilutive Issuance"), the Purchaser shall be granted for no consideration a quantity of additional shares of said class of stock that shall bring Purchaser ownership of same back to the Initial Percentage ("Additional Shares") of the total issued and outstanding of that class including the Dilutive Issuance. The Initial Percentage shall be equal to the number of common shares acquired by Purchaser hereunder divided by the total number of issued and outstanding common shares listed in Section 2(e) above. This antidilution protection and the right of Purchaser to receive, and obligation of VGE to deliver, such Additional Shares shall only extend to dilution equal to the cumulative issuance of the first twenty-five percent (25%) of each of the two classes of stock described in Section 2 (e), each exclusive from the other, over and above the initial capitalization listed therein. Purchaser shall not have any such protection against additional dilution in a given class of stock arising from the issuance of new shares of such class of stock beyond the first 25% dilution of that class. Any fractional shares that might be issuable following such calculations shall be rounded off for no consideration. For the sake of greater certainty and for illustrative purposes only, an issuance of two hundred and fifty (250) new shares of VGE common stock, assuming VGE's issued and outstanding shares of common stock totaled one thousand (1,000) prior to the new issuance and that Purchaser held fifty (50) shares of common stock, would constitute an example of "25% dilution" and would result in Purchaser being issued twelve (12) additional shares of common stock.

ii.	Adjustments to Warrants. The number of shares acquirable and the exercise prices payable under the VGE Warrant described in Section 2 (b), as to VGE, and the Vendor Warrant described in Section 2 (c), as to the Vendor, shall be adjusted proportionally following a reverse or forward stock split, share dividend or recapitalization of the entity in question.

3.	Use of Proceeds. Upon receipt of the Purchaser Price on behalf of VGE, Vendor shall direct all of the Purchase Price to be reserved by VGE for VGE operating expenses and to advance the development and research of the Licensed IP and shall not be used to pay any new or outstanding debts of VGE.

4.	Licensed IP. Vendor represents and warrants that it has granted to VGE an exclusive worldwide royalty-free license to research, develop, market and commercialize those patents listed in Appendix A: of the Metabolic Exclusive License Agreement attached as Schedule C hereto that are directly related to plant cells only, provided that the license shall be restricted to applications in agriculture, energy generation and yield enhancement of plant oils (the "Fields of Use"). The license shall automatically include any new inventions, patents or know-how acquired by the Vendor or VGE in the Fields of Use.

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5.	General Representations Of Purchaser .Purchaser hereby represents and warrants as follows:

a.	Purchaser is over the age of 18 years;
b.	Purchaser is not a US Person;
c.	Purchaser acknowledges that neither the United States Securities and Exchange Commission nor the securities commission of any state or other federal agency has made any determination as to the merits of purchasing the securities described herein;
d.	Purchaser has received and read all of the Vendor's filings made on the OTCIQ News and Disclosure system and available at www.pinkshects.com including the "Quarterly Report" and "Consolidated Financial Statements" for the six months ended June 30, 2010; the "Annual Report" and "Consolidated Financial Statements" for the fiscal year ended December 31, 2009 filed on April:15, 2010 and provided along with this agreement; the "Initial Company' Information and Disclosure Statements" for the nine months and three months ending September 30, 2009 and March 31, 2009, respectively; the. "Articles of Incorporation Amendment" filed May 15, 2049; and the 'Supplemental Information — Current Reporting Obligations Filing — Merger" filed April 24, 2009; as well as all prior filings made on the SEC EDGAR system including, without limitation, the Form 10-KSB, as emended, for the fiscal year ended December 31, 2006, the Quarterly Report on Form 10-QSB for the quarter ended September 30, 2007, all Current Reports on Form 8-K, all other filings and disclosures made on the OTCIQ News and Disclosure system and available at www.pinksheets.com, all press releases, and other information; and Purchaser understands the risk of an investment in the Vendor and VGE, acknowledging that an investment in the Vendor and in VGE inherently involves high risks.
e.	Purchaser, either alone or with the assistance of one or more advisers engaged by it, has such knowledge and experience in business and financial matters that it or they is capable of evaluating the Vendor and VGE, their business operations, and the risks and merits of an investment in the Vendor and VGE;
f.	Purchaser has been provided with all materials and information requested by Purchaser or its representatives, including any information requested to verify any information furnished, and Purchaser has been provided the opportunity for direct communication between the Vendor, VGE and their representatives and Purchaser and their representatives regarding the purchase made hereby, including the opportunity to ask questions of and receive answers from the Vendor and VG] including with regards to any of the information described in 5 (d) above;

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g.	All information that Purchaser has provided to the Vendor, VGE or their agents or representatives concerning Purchaser's suitability to invest in the Vendor and VGE is complete, accurate, and correct as of the date of Purchaser's signature on this Agreement. Such information includes, but is not Limited to, information concerning Purchaser's personal financial affairs, business position, and the knowledge and experience of Purchaser and Purchaser's advisers;
h.	Purchaser has no present intention of dividing any of the securities or the rights wider this Agreement with others or of reselling or otherwise disposing of any portion of the securities, either currently or after the passage of a fixed or determinable period of time or on the occurrence or nonoccurrence of any predetermined event or circumstance;
i.	Purchaser were at no time solicited by any leaflet, public promotional meeting, circular, newspaper or magazine : article, radio or television advertisement, or any other form of general advertising or solicitation in connection with the offer, sale, or purchase of the securities through this Agreement;
j.	Purchaser have adequate means of providing for their current needs and possible contingencies and has no need now and anticipates no need in the foreseeable future, to sell any portion of the securities for which Purchaser hereby subscribe. Purchaser are able to bear the economic risks of this investment and, consequently, without limiting the generality of the foregoing, are able to hold the securities for an indefinite period of time, and have a sufficient net worth to sustain a less of the entire investment, in the event such loss should occur;
k.	Purchaser is resident in a Province or Territory of Canada or is otherwise subject to the securities laws of any of the Provinces or Territories of Canada and is an "accredited investor" within the meaning of National Instrument 45-106 entitled "Prospectus and Registration Exemptions" by virtue of satisfying one of the indicated criterion as follows:
i.	Purchaser, either alone or with a spouse, beneficially owns financial assets having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds $1,000,000; or
ii.	Purchaser's net income before taxes exceeded $200,000 in each of the 2 most recent calendar years or combined with that of a spouse exceeded $300,000 in each of the 2 most recent calendar years and, in either case, reasonably expects to exceed that net income level in the current calendar year; or
iii.	Purchaser, either alone or with a spouse, has net assets of at least $5,000,000.

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6.	Representations Regarding Exemptions And Restrictions On Transfer. Purchaser represent that the securities acquired hereunder are being acquired without a view to, or for, resale in connection with any distribution of same or any interest therein without registration or other compliance under the Act, and that Purchaser has no direct or indirect participation in any such undertaking or in the underwriting of such an undertaking. Purchaser understands that tee securities have not been registered, but are being acquired by reason of a specific exemption under the Act as well as under certain state statutes for transactions by an issuer not involving any public offering and that any disposition of the securities may, under certain circumstances, be inconsistent with this exemption urd may make Purchaser an "underwriter" within the meaning of the Act. Purchaser acknowledges that the securities must be held and may not be sold, transferred, or otherwise disposed of for value unless they are subsequently registered under the Act or an exemption from such registration is available. Neither Vendor nor VGE is under any obligation to register the securities under the Act or under Section 12 of the Securities Exchange Act of 1934, as amended, except as may be expressly agreed to by it in writing. The certificates representing the securities will bear a legend restricting transfer, except in compliance with applicable federal and state securities statutes.

7.	Registration. Upon VGE completing a Public Offering, Vendor and VGE shall provide all commercially reasonable cooperation to Purchaser in registering all shares of common stock of VGE acquired hereunder, including those acquirable by Purchaser upon conversion of shares of VGE preferred stock, or upon exercise of the VGE Warrant or Vendor Option.

8.	Transfer. Purchaser may only transfer securities acquired hereunder with the written consent of Vendor and VGE, which such consent shall not be unreasonably withheld.

9.	General. Purchaser further understands, acknowledges, and agrees that:

a.	This Agreement shall be construed in accordance with and governed by the laws of the state of California.

b.	This Agreement constitutes the entire agreement between the parties respecting the subject matter hereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

VIRAL GENETICS,INC. By: /s/ Haig Keledjian Name: Haig Keledjian Title: President	Address for Notice:

VG ENERGY,INC. By: /s/ Haig Keledjian Name: Haig Keledjian Title: President	Address for Notice:

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SCHEDULE A - PURCHASE AND UNITS INFORMATION

Units Purchased (minimum one, maximum 5): 2

Purchase Price: ($50,000 per Unit): $100,000

RUPERT’S CROSSING, LTD.

Type or Print Name of Purchaser(s) in exact

Form to be Used on Records of the Company

1650, 801 - 6th Street, SW	/s/ [illegible]
Number and Street	Signature

Calgary
City, State, and Postal Code	Signature of Joint Subscriber, If Any

Canada	Date: Jan/11
Country

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SCHEDULE B VGE Preferred Shares Certificate of Designation

VG ENERGY, INC.
CERTIFICATE OF DESIGNATION
OF
SERIES A PREFERRED STOCK

(Pursuant to Section 151 of the Delaware General Corporation Law)

VG Energy, Inc., a Delaware corporation (the "Corporation"), hereby certifies that, pursuant to authority vested in the Board of Directors of the Corporation (the "Board of Directors") by Article Four of the Corporation's Certificate of Incorporation (the "Certificate of Incorporation") and pursuant to the provisions of Section 151 of the Delaware General Corporation Law, the following resolution was duly adopted by the Board of Directors on ______________________;

RESOLVED, The Series A Preferred Stock shall consist of 3,000,000 shares. The powers, preferences, rights, restrictions, and other matters relating to the Series A Preferred Stock are as follows:

1.	Dividends — The holders of Series A Preferred Stock shall be entitled to receive dividends as a class with the holders of Common Stock as if the Series A Convertible Preferred Stock were converted to Common Stock on the day immediately prior to the record date for such dividends. Each share of Series A Preferred Stock shall rank on a parity with each other share of Series A Preferred Stock with respect to dividends.

2.	Liquidation

(a)	In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of the Series A Preferred Stock shall be entitled to receive, prior and in preference to any distribution of assets or surplus funds of the Corporation to the holders of the Common Stock by reason of their ownership thereof, the amount of $0.20 per share, as adjusted for any stock dividends, combinations or splits with respect to such shares

(b)	In the event of any liquidation dissolution or winding up of the Corporation, either voluntary or involuntary, and subject to the payment in full of the liquidation preferences with respect to the Series A Preferred Stock as provided in subparagraph (a) of this Section 2, the holders of the Common Stock shall be entitled to receive, prior and in preference to any further distribution of any of the assets or surplus funds of the Corporation to the holders of the Series A Preferred Stock by reason of their ownership thereof, the amount per share determined by dividing 51,000,000 by the aggregate number of shares of Common Stock entitled to receive such distribution and no more. Subject to the payment in full of the liquidation preferences with respect to the Series A Preferred Stock as provided in subparagraph (a) of this Section 2, if upon the occurrence of such event, the assets and funds thus distributed among the holders of the Common Stock shall be insufficient to permit the payment to such holders of the full aforesaid preferential amount, the entire remaining assets and funds of the Corporation legally available for distribution shall be distributed among the holders of the Common Stock in proportion to the shares of Common Stock then hold by them.

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(c)	After payment to the holders of the Common Stock and the Series A Preferred Stock of the amounts set forth in Section 2(a) and (b) above, the entire remaining assets and funds of the Corporation legally available for distribution, if any shall be distributed among the holders of the Common Stock and the Series A Preferred Stock in proportion to the shares of Common Stock then held by them and the shares of Common Stock which they then have the right to acquire upon conversion of the shares of Series A Preferred Stock then held by them.

3.	Redemption — The Series A Preferred Stock may not be redeemed.

4.	Voting Rights

Except as set forth herein or as required under applicable law, the Series A Preferred Stock shall vote together with all other classes of stock of the Corporation as a single class on all matters submitted for approval to the stockholders of the Corporation. Except as otherwise provided in this Article 4, the aggregate number of votes to which the Series A Preferred Stock shall be entitled to vote is equal to the number of shares of Common Stock of the Corporation issued and outstanding at the time of such vote multiplied by 1.01 (the "Total Series A Vote). The number of votes with respect to Series A Preferred Stock to which a holder of the Series A Preferred Stock is entitled to vote is equal to the Total Series A Vote multiplied by (1) the number of shares of Series A Preferred Stock held of record by such holder divided by (ii) the total number of Series A Preferred Stock issued and outstanding at the time of such vote. Except as required under applicable law or the Certificate of Formation, the total votes of a majority of the shares of all classes of stock of the Corporation entitled to vote on matters submitted for approval to the stockholders of the Corporation represented, in person or by proxy, at a fleeting of shareholders, voting together as a single class, shall he required for the approval of any matter submitted to the stockholders of the Corporation including, but ace limited to, the election of directors.

5.	Conversion

The holders of the Series A Preferred Stock shall have conversion rights as follows (the "Conversion Rights"):

(a)	Right to Convert. Each share of Series A Preferred Stock shall be convertible, at the option of the holder thereof, into the number of shares of Common Stock determined by multiplying ten by the number shares of Series A Preferred Stock submitted for conversion, rounded to the nearest whole share.

(b)	The number of shares into which the Series A Preferred Stock shall be converted shall be adjusted for any dividend on the Common Stock payable in Common Stock or in any right to acquire Common Stock for no consideration, or shall effect a subdivision of the outstanding shares of Common Stock into a greater number of shares of Common Stock (by Stock split, reclassification or otherwise than by payment of a dividend in Common Stock or in any right to acquire Common Stock), or in the event the outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, then the number of shares of Common Stock into which the Series A Preferred Stock shall be adjusted appropriately consistent with such dividend, right, subdivision or amalgamation.

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(c)	If at any time or from time to time after the issue date of the Series A Preferred Stock, there is a capital reorganization of the Common Stock (other than as defined elsewhere herein or as relating to a recapitalization subdivision, combination, reclassification, exchange or substitution of shares) as part of such capital reorganization, provision shall be made so that the holders of the Series A Preferred Stock shall thereafter be entitled to receive upon conversion of the Series A Preferred Stock the number of shares of stock or other securities or property of the Company to which a holder of the number of shares of Common Stock deliverable upon conversion would have been entitled in such capital reorganization, subject to adjustment in respect of such stock or securities by the terms thereof)

(d)	Mandatory Conversion of Seeks A Preferred Stock. If the holders of a majority of the Series A Preferred so vote, all of the shares of Series A Preferred Stock shall be converted to Common Stock.

(e)	Mechanics of Conversion. Before any holder. of Series A Preferred Stock shall be entitled to convert the same into shares of Common Stock, he shall surrender the certificate or certificates therefore, duly endorsed, at the office of the Corporation or of any transfer agent for such stock, and shall give written notice to the Corporation at such office that the holder elects to convert the same and shall state therein the name or names in which the holder wishes the certificate or certificates for shares of Common Stock to be issued. The Corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Series A Preferred Stock, a certificate or certificates for the number of shares of Common Stock to which he shall be entitled as aforesaid. Such conversion shell be deemed to have been made immediately prior to the close of business on the date of surrender of the shares of Series A Preferred. Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date.

(f)	No Impairment. The Corporation will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performance, hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Section 5 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Series A Preferred Stock against impairment.

(g)	Reservation of Stock Issuable Upon Conversion. The Corporation shall at all times reserve and keep available out if its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Series A Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series A Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series A Preferred Stock, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose, including, without limitation, engaging in best efforts to obtain the requisite stockholder approval of any necessary amendment to the Certificate of Incorporation.

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6.	Restrictions and Limitations.

(a)	Transfer of Series A Preferred Stock. No person holding shares of Series A Preferred Stock may transfer, and the Corporation shall not register the transfer of such shares of Series A Preferred Stock, whether by sale, assignment, exchange, gift, bequest, appointment or otherwise, except to a “Permitted Transferee”. The Won “Permitted Transferee” shall mean (x) any trust that is established by the holder to whom the shares were initially issued (the “Original Holder”) for estate planning purposes that provides for distribution to the Original Holder's beneficiaries of shares of Series A Preferred Stock upon the Original Holder's death, provided that the Original Holder retains voting control with respect to such shares of Series A Preferred Stock until his death, or (y) any entity receiving shares of Series A Preferred Stock as a result of the distribution through a dividend, spin-out or similar mechanism to the shareholders of an Original Holder. Any change in the Original Holder's voting control or voting control with respect to such Original Holder regarding such shares of Series A Preferred Stock so transferred shall automatically convert the Series A Preferred Stock to Common Stock as set forth in Section 5(a) hereof

(i)	If any shares of Series A Preferred Stock are acquired by any person who is not a Permitted Transferee, all shares of Series A Preferred Stock then held by such person shall be deemed, without further act on the part of any person, to be converted into shares of Common Stock as set forth in Section 5(s) hereof, and stock certificates formerly representing such shares of Series A Preferred Stock shall thereupon and thereafter be deemed to represent the like number of shares of Common Stock.

(ii)	Notwithstanding anything to the contrary set forth herein, the Original Holder may pledge his shares of Series A Preferred Stock to a pledgee pursuant to a bona fide pledge of such shares as collateral security for indebtedness due to the pledgee; provided, however, that (1) the Original Holder at all times retains voting control with respect to such pledged shares until an event of foreclosure or similar action, and (ii) such shares shall not be transferred to or registered in the name of any such pledgee and shaft remain subject to the provisions of this Section. In the event of foreclosure or other similar action by the pledgee, such pledged shares of Series A Preferred Stock shall be deemed, without further act on the part of any person, to be converted into shares of Common Stock and transferred to the pledgee.

(iii)	Shares of Series A Preferred Stock shall be registered in the names of the beneficial owners thereof and not in "street" or "nominee" name. For this purpose, a "beneficial owner" of any shares of Series A Preferred Stock shall mean the Original Holder or a Permitted Transferee. The Corporation shall note or cause to be noted on the certificates for shares of Series A Preferred Stock, the existence of the restrictions on transfer and registration of transfer imposed by this Section 6.

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7.	No Reissuance of Series A Preferred Stock

No share or shares of Series A Preferred Stock acquired by the Corporation by reason of redemption, purchase, conversion or otherwise shall be reissued, and all such shares shall be cancelled, retired and eliminated from the shares which the Corporation shall be authorized to issue.

This Certificate shall become effective upon the filing thereof with the Secretary of State of the State of Delaware.

The Corporation has caused this Certificate to be du executed awl acknowledged by its undersigned duly authorized officer this 28 day of 2011.

VG Energy, Inc. By: /s/ Haig Keledjian Haig Keledjian, Chief Executive Officer

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SCHEDULE C - Metabolic Exclusive License Agreement

[attached separately]

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VG ENERGY, INC.

Option for the Purchase of

Shares of Preferred Stock

Par Value 50.0001

OPTION AGREEMENT

THE HOLDER OF THIS OPTION, BY ACCEPTANCE HEREOF, BOTH WITH RESPECT TO THE OPTION AND PREFERRED STOCK ISSUABLE UPON EXERCISE OF THE OPTION, AGREES AND ACKNOWLEDGES THAT THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE TRANSFERRED OR SOLD IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT OR OTHER COMPLIANCE UNDER THE SECURITIES ACT OR THE LAWS OF THE APPLICABLE STATE, OR A "NO ACTION" OR INTERPRETIVE LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER, AND ITS COUNSEL, TO THE EFFECT THAT THE SALE OR TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT AND SUCH STATE STATUTES.

This is to certify that, for value received, Michael Binnion (the "Holder") is entitled to purchase from VG Energy, Inc., a Delaware corporation (the "Company"), on the terms and conditions hereinafter set forth, all or any part of 60,000 shares ("Option Shares") of the Company's preferred stock, par value $0.0001 (the "Preferred Stock"), at the purchase price of $2.50 per share ("Option Price"). This Option represents the "Vendor Option" referred to in Section 2(d) of the Securities Purchase Agreement between Holder and Viral Genetics, Inc., a Delaware corporation, dated January 27, 2011. Upon exercise of this Option in whole or in part, a certificate for the Option Shares so purchased shall be issued and delivered to the Holder. If less than the total Option is exercised, a new Option of similar tenor shall be issued for the unexercised portion of this Option. By acceptance hereof, the Holder agrees to be bound by the terms and conditions of this Option.

This Option is granted subject to the following further terms and conditions:

1.	This Option shall vest and be exercisable immediately, and shall expire at 5:00 p.m. Pacific Time on the earlier of (x) the one-year anniversary of the date affixed hereof, or (y) the closing of a public offering of the common shares of the Company whether through an initial public offering, reverse merger, or similar transaction. In order to exercise this Option with respect to all or any part of the Option Shares for which this Option is at the time exercisable, Holder must take the following actions:

(a)	Deliver to the Corporate Secretary of the Corporation an executed notice of exercise in substantially the form of notice attached to this Agreement (the "Exercise Notice") in which there is specified the number of Option Shares that are to be purchased under the exercised Option.

(b)	Pay the aggregate Option Price for the purchased shares through full payment in cash or wire transfer.

(c)	Furnish to the Corporation appropriate documentation that the person or persons exercising the Option (if other than Holder) have the right to exercise this Option.

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(d)	For purposes of this Agreement, the Exercise Date shall be the date on which the executed Exercise Notice shall have been delivered to the Company. Except to the extent the sale and remittance procedure specified above is utilized in connection with the Option exercise, payment of the Option Price for the purchased shares must accompany such Exercise Notice.

(e)	Upon such exercise, the Company shall issue and cause to be delivered with all reasonable dispatch (and in any event within three business days of such exercise) to or upon the written order of the Holder at its address, and in the name of the Holder, a certificate or certificates for the number of full Option Shares issuable upon the exercise together with such other property (including cash) and securities as may then be deliverable upon such exercise. Such certificate or certificates shall be deemed to have been issued and the Holder shall be deemed to have become a holder of record of such Option Shares as of the Exercise Date.

2. The Option Shares have not and may not be registered as of the date of exercise of this Option under the Securities Act or the securities laws of any state. This Option and the Option Shares issuable on exercise of the Option, when and if issued, are and may be "restricted securities" as defined in Rule 144 promulgated by the Securities and Exchange Commission and must be held indefinitely unless subsequently registered under the Securities Act and any other applicable state registration requirements, or an exemption from such registration requirements for resale is available. The Company is under no obligation to register the securities under the Securities Act or under applicable state statutes. In the absence of such a registration or an available exemption from registration, sale of the Option Shares will be prohibited. The Holder shall confirm to the Company the representations set forth above in connection with the exercise of all or any portion of this Option.

3. The Company, during the term of this Agreement, will obtain from the appropriate regulatory agencies any requisite authorization in order to issue and sell such number of shares of its Preferred Stock as shall be sufficient to satisfy the requirements of the Agreement.

4. The number of Option Shares purchasable upon the exercise of this Option and the Option Price per share shall be subject to adjustment from time to time subject to the following terms. If the outstanding shares of Preferred Stock of the Company are increased, decreased, changed into or exchanged for a different number or kind of shares of the Company through reorganization, recapitalization, reclassification, stock dividend, stock split or reverse stock split, the Company or its successors and assigns shall make an appropriate and proportionate adjustment in the number or kind of shares, and the per-share Option Price thereof, which may be issued to the Holder under this Agreement upon exercise of the Options granted under this Agreement. The purchase rights represented by this Option shall not be exercisable with respect to a fraction of a share of Preferred Stock. Any fractional shares of Preferred Stock arising from the dilution or other adjustment in the number of shares subject to this Option shall be rounded up to the nearest whole share.

5. The Company covenants and agrees that all Option Shares which may be delivered upon the exercise of this Option will, upon delivery, be free from all taxes, liens, and charges with respect to the purchase thereof; provided, that the Company shall have no obligation with respect to any income tax liability of the Holder.

6. The Company agrees at all times to reserve or hold available a sufficient number of shares of Preferred Stock to cover the number of Option Shares issuable upon the exercise of this and all other Options of like tenor and other convertible securities then outstanding.

17

7. This Option shall not entitle the Holder hereof to any voting rights or other rights as a shareholder of the Company, or to any other rights whatsoever, except the rights herein expressed, and no dividends shall be payable or accrue in respect of this Option or the interest represented hereby or the Option Shares purchasable hereunder until or unless, and except to the extent that, this Option shall be exercised.

8. The Company may deem and treat the registered owner of this Option as the absolute owner hereof for all purposes and shall not be affected by any notice to the contrary.

9. In the event that any provision of this Agreement is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability shall not be construed as rendering any other provisions contained herein invalid or unenforceable, and all such other provisions shall be given full force and effect to the same extent as though the invalid or unenforceable provision were not contained herein.

10. This Agreement shall be governed by and construed in accordance with the internal laws of the state of Delaware, without regard to the principles of conflicts of law thereof.

11. In case this Option shall be mutilated, lost, stolen, or destroyed, the Company may at its discretion issue and deliver in exchange and substitution for and on cancellation of the mutilated Option, or in lieu of and substitution for the Option lost, stolen, or destroyed, a new Option of like tenor and representing an equivalent right or interest; but only on receipt of evidence satisfactory to the Company of such loss, theft, or destruction of this Option and indemnity satisfactory to the Company. The Holder shall also comply with such other reasonable regulations and pay such other reasonable charges as the Company may prescribe.

12. This Agreement shall be binding on and inure to the benefit of the Company and the person to whom a Option is granted hereunder, and such person's heirs, executors, administrators, legatees, personal representatives, assignees, and transferees.

IN WITNESS WHEREOF, the Company has caused this Option to be executed by the signature of its duly authorized officer, effective this 27th day of January 2011.

VG Energy, Inc. By: /s/ Haig Keledjian Duly Authorized Officer

18

Exercise Notice

(to be signed only upon exercise of Option)

TO: VG ENERGY, INC.

The Holder of the attached Option hereby irrevocable elects to exercise the purchase rights represented by the Option for, and to purchase thereunder, __________________________ shares of preferred stock of VG Energy, Inc., and herewith makes payment therefor, and requests that the certificate(s) for such shares be delivered to the Holder at:

If acquired without registration under the Securities Act of 1933, as amended ("Securities Act"), the Holder represents that the Preferred Stock is being acquired without a view to, or for, resale in connection with any distribution thereof without registration or other compliance under the Securities Act and applicable state statutes, and that the Holder has no direct or indirect participation in any such undertaking or in the underwriting of such an undertaking. The Holder understands that the Preferred Stock has not been registered, but is being acquired by reason of a specific exemption under the Securities Act as well as under certain state statutes for transactions by an issuer not involving any public offering and that any disposition of the Preferred Stock may, under certain circumstances, be inconsistent with these exemptions. The Holder acknowledges that the Preferred Stock must be held and may not be sold, transferred, or otherwise disposed of for value unless subsequently registered under the Securities Act or an exemption from such registration is available. The Company is under no obligation to register the Preferred Stock under the Securities Act, except as provided in the Agreement for the Option. The certificates representing the Preferred Stock will bear a legend restricting transfer, except in compliance with applicable federal and state securities statutes.

The Holder agrees and acknowledges that this purported exercise of the Option is conditioned on, and subject to, any compliance with requirements of applicable federal and state securities laws deemed necessary by the Company.

DATED this _____ day of ______________________, ____.

__________________________ Signature

19

Transfer Form

FOR VALUE RECEIVED, _______________________________________ hereby sell, assign, and transfer unto

Options to purchase shares of the Preferred Stock of VG Energy, Inc., represented by the within instrument, and do hereby irrevocably constitute and appoint:

to transfer said Options stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _____________________________, _________

________________________

In presence of

_______________________

20

Warrant No. 4

VG ENERGY, INC.

Warrant for the Purchase of
Shares of Common Stock
Par Value $0.0001

WARRANT AGREEMENT

THE HOLDER OF THIS WARRANT, BY ACCEPTANCE HEREOF, BOTH WITH RESPECT TO THE WARRANT AND COMMON STOCK ISSUABLE UPON EXERCISE OF THE WARRANT, AGREES AND ACKNOWLEDGES THAT THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE TRANSFERRED OR SOLD IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT OR OTHER COMPLIANCE UNDER THE SECURITIES ACT OR THE LAWS OF THE APPLICABLE STATE OR A "NO ACTION" OR INTERPRETIVE LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER, AND ITS COUNSEL, TO THE EFFECT THAT THE SALE OR TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT AND SUCH STATE STATUTES.

This is to certify that, for value received, Michael Binnion (the "Holder") is entitled to purchase from VG Energy, Inc., a Delaware corporation (the "Company"), on the terms and conditions hereinafter set forth, all or any part of 600,000 shares ("Warrant Shares") of the Company's common stock, par value $0.0001 (the "Common Stock"), at the purchase price of $0.25 per share ("Warrant Price"). This warrant represents the "VGE Warrant" referred to in Section 2(b) of the Securities Purchase Agreement between Holder and Viral Genetics, Inc., a Delaware corporation, dated January 27, 2011. Upon exercise of this warrant in whole or in part, a certificate for the Warrant Shares so purchased shall be issued and delivered to the Holder. If less than the total warrant is exercised, a new warrant of similar tenor shall be issued for the unexercised portion of this warrant. By acceptance hereof, the Holder agrees to be bound by the terms and conditions of this warrant.

This warrant is granted subject to the following further terms and conditions:

1.	This warrant shall vest and be exercisable immediately, and shall expire at 5:00 p,m, Pacific Time on the five-year anniversary of the date affixed hereof. In order to exercise this warrant with respect to all or any part of the Warrant Shares for which this warrant is at the time exercisable, Holder must take the following actions:

(a)	Deliver to the Corporate Secretary of the Corporation an executed notice of exercise in substantially the form of notice attached to this Agreement (the "Exercise Notice") in which there is specified the number of Warrant Shares that are to be purchased under the exercised warrant.

(b)	Pay the aggregate Warrant Price for the purchased shares through full payment in cash or by check made payable to the Corporation's order.

(c)	Furnish to the Corporation appropriate documentation that the person or persons exercising the warrant (if other than Holder) have the right to exercise this warrant.

21

(d)	For purposes of this Agreement, the Exercise Date shall be the date on which the executed Exercise Notice shall have been delivered to the Company. Except to the extent the sale and remittance procedure specified above is utilized in connection with the warrant exercise, payment of the Warrant Price for the purchased shares must accompany such Exercise Notice.

(e)	Upon such exercise, the Company shall issue and cause to be delivered with all reasonable dispatch (and in any event within three business days of such exercise) to or upon the written order of the Holder at its address, and in the name of the Holder, a certificate or certificates for the number of full Warrant Shares issuable upon the exercise together with such other property (including cash) and securities as may then be deliverable upon such exercise. Such certificate or certificates shall be deemed to have been issued and the Holder shall be deemed to have become a bolder of record of such Warrant Shares as of the Exercise Date.

2. The Warrant Shares have not and may not be registered as of the date of exercise of this warrant under the Securities Act or the securities laws of any state. This warrant and the Warrant Shares issuable on exercise of the warrant, when and if issued, are and may be "restricted securities" as defined in Rule 144 promulgated by the Securities and Exchange Commission and must be held indefinitely unless subsequently registered under the Securities Act and any other applicable state registration requirements, or an exemption from such registration requirements for resale is available. The Company is under no obligation to register the securities under the Securities Act or under applicable state statutes. In the absence of such a registration or an available exemption from registration, sale of the Warrant Shares will be prohibited. The Holder shall confirm to the Company the representations set forth above in connection with the exercise of all or any portion of this warrant.

3. The Company, during the term of this Agreement, will obtain from the appropriate regulatory agencies any requisite authorization in order to issue and sell such number of shares of its Common Stock as shall be sufficient to satisfy the requirements of the Agreement.

4. The number of Warrant Shares purchasable upon the exercise of this warrant and the Warrant Price per share shall be subject to adjustment from time to time subject to the following terms. If the outstanding shares of Common Stock of the Company are increased, decreased, changed into or exchanged for a different number or kind of shares of the Company through reorganization, recapitalization, reclassification, stock dividend, stock split or reverse stock split, the Company or its successors and assigns shall make an appropriate and proportionate adjustment in the number or kind of shares, and the per-share Warrant Price thereof, which may be issued to the Holder under this Agreement upon exercise of the warrants granted under this Agreement. The purchase rights represented by this warrant shall not be exercisable with respect to a fraction of a share of Common Stock. Any fractional shares of Common Stock arising from the dilution or other adjustment in the number of shares subject to this warrant shall be rounded up to the nearest whole share.

5. The Company covenants and agrees that all Warrant Shares which may be delivered upon the exercise of this warrant will, upon delivery, be free from all taxes, liens, and charges with respect to the purchase thereof; provided, that the Company shall have no obligation with respect to any income tax liability of the Holder.

6. The Company agrees at all times to reserve or hold available a sufficient number of shares of Common Stock to cover the number of Warrant Shares issuable upon the exercise of this and all other warrants of like tenor and other convertible securities then outstanding.

22

7. This warrant shall not entitle the Holder hereof to any voting rights or other rights as a shareholder of the Company, or to any other rights whatsoever, except the rights herein expressed, and no dividends shall be payable or accrue in respect of this warrant or the interest represented hereby or the Warrant Shares purchasable hereunder until or unless, and except to the extent that, this warrant shall be exercised.

8. The Company may deem and treat the registered owner of this warrant as the absolute owner hereof for all purposes and shall not be affected by any notice to the contrary.

9. In the event that any provision of this Agreement is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability shall not be construed as rendering any other provisions contained herein invalid or unenforceable, and all such other provisions shall be given full force and effect to the same extent as though the invalid or unenforceable provision were not contained herein.

10. This Agreement shall be governed by and construed in accordance with the internal laws of the state of Delaware, without regard to the principles of conflicts of law thereof.

11. In case this warrant shall be mutilated, lost, stolen, or destroyed, the Company may at its discretion issue and deliver in exchange and substitution for and on cancellation of the mutilated warrant, or in lieu of and substitution for the warrant lost, stolen, or destroyed, a new warrant of like tenor and representing an equivalent right or interest; but only on receipt of evidence satisfactory to the Company of such loss, theft, or destruction of this warrant and 'indemnity satisfactory to the Company. The Holder shall also comply with such other reasonable regulations and pay such other reasonable charges as the Company may prescribe.

12. This Agreement shall be binding on and inure to the benefit of the Company and the person to whom a warrant is granted hereunder, and such person's heirs, executors, administrators, legatees, personal representatives, assignees, and transferees.

IN WITNESS WHEREOF, the Company has caused this warrant to be executed by the signature of its duly authorized officer, effective this 27th day of January 2011.

VG Energy, Inc. By: /s/ Haig Keledjian Duly Authorized Officer

23

Exercise Notice

(to be signed only upon exercise of Option)

TO: VG ENERGY, INC.

The Holder of the attached Option hereby irrevocable elects to exercise the purchase rights represented by the Option for, and to purchase thereunder, __________________________ shares of preferred stock of VG Energy, Inc., and herewith makes payment therefor, and requests that the certificate(s) for such shares be delivered to the Holder at:

If acquired without registration under the Securities Act of 1933, as amended ("Securities Act"), the Holder represents that the Preferred Stock is being acquired without a view to, or for, resale in connection with any distribution thereof without registration or other compliance under the Securities Act and applicable state statutes, and that the Holder has no direct or indirect participation in any such undertaking or in the underwriting of such an undertaking. The Holder understands that the Preferred Stock has not been registered, but is being acquired by reason of a specific exemption under the Securities Act as well as under certain state statutes for transactions by an issuer not involving any public offering and that any disposition of the Preferred Stock may, under certain circumstances, be inconsistent with these exemptions. The Holder acknowledges that the Preferred Stock must be held and may not be sold, transferred, or otherwise disposed of for value unless subsequently registered under the Securities Act or an exemption from such registration is available. The Company is under no obligation to register the Preferred Stock under the Securities Act, except as provided in the Agreement for the Option. The certificates representing the Preferred Stock will bear a legend restricting transfer, except in compliance with applicable federal and state securities statutes.

The Holder agrees and acknowledges that this purported exercise of the Option is conditioned on, and subject to, any compliance with requirements of applicable federal and state securities laws deemed necessary by the Company.

DATED this _____ day of ______________________, ____.

__________________________ Signature

24

Transfer Form

FOR VALUE RECEIVED, _______________________________________ hereby sell, assign, and transfer unto

Options to purchase shares of the Preferred Stock of VG Energy, Inc., represented by the within instrument, and do hereby irrevocably constitute and appoint:

to transfer said Options stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _____________________________, _________

________________________

In presence of

_______________________

25

Warrant No. 946

VIRAL GENETICS, INC.

Warrant for the Purchase of
Shares of Common Stock
Par Value $0.0001

WARRANT AGREEMENT

THE HOLDER OF THIS WARRANT, BY ACCEPTANCE HEREOF, BOTH WITH RESPECT TO THE WARRANT AND COMMON STOCK ISSUABLE UPON EXERCISE OF THE WARRANT, AGREES AND ACKNOWLEDGES THAT THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE TRANSFERRED OR SOLD IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT OR OTHER COMPLIANCE UNDER THE SECURITIES ACT OR THE LAWS OF THE APPLICABLE STATE OR A "NO ACTION" OR INTERPRETIVE LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER, AND ITS COUNSEL, TO THE EFFECT THAT THE SALE OR TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT AND SUCH STATE STATUTES.

This is to certify that, for value received, Michael Binnion (the "Holder") is entitled to purchase from VIRAL GENETICS, INC., a Delaware corporation (the "Company"), on the terms and conditions hereinafter set forth, all or any part of 1,666,667 shares ("Warrant Shares") of the Company's common stock, par value $0.0001 (the "Common Stock"), at the purchase price of $0.06 per share ("Warrant Price"). This warrant represents the "Vendor Warrant" referred to in Section 2(c) of the Securities Purchase Agreement between Holder and Viral Genetics, Inc., a Delaware corporation, dated January 27, 2011. Upon exercise of this warrant in whole or in part, a certificate for the Warrant Shares so purchased shall be issued and delivered to the Holder. If less than the total warrant is exercised, a new warrant of similar tenor shall be issued for the unexercised portion of this warrant. By acceptance hereof, the Holder agrees to be bound by the terms and conditions of this warrant.

This warrant is granted subject to the following further terms and conditions:

1. This warrant shall vest and be exercisable immediately, and shall expire at 5:00 pm Pacific Time on the five-year anniversary of the date affixed hereof. In order to exercise this warrant with respect to all or any part of the Warrant Shares for which this warrant is at the time exercisable, Holder must take the following actions:

(a)	Deliver to the Corporate Secretary of the Corporation an executed notice of exercise in substantially the form of notice attached to this Agreement (the "Exercise Notice") in which there is specified the number of Warrant Shares that are to be purchased under the exercised warrant.

(b)	Pay the aggregate Warrant Price for the purchased shares through full payment in cash or by check made payable to the Corporation's order.

(c)	Furnish to the Corporation appropriate documentation that the person or persons exercising the warrant (if other than Holder) have the right to exercise this warrant.

26

(d)	For purposes of this Agreement, the Exercise Date shall be the date on which the executed Exercise Notice shall have been delivered to the Company. Except to the extent the sale and remittance procedure specified above is utilized in connection with the warrant exercise, payment of the Warrant Price for the purchased shares must accompany such Exercise Notice.

(e)	Upon such exercise, the Company shall issue and cause to be delivered with all reasonable dispatch (and in any event within three business days of such exercise) to or upon the written order of the Holder at its address, and in the name of the Holder, a certificate or certificates for the number of full Warrant Shares issuable upon the exercise together with such other property (including cash) and securities as may then be deliverable upon such exercise. Such certificate or certificates shall be deemed to have been issued and the Holder shall be deemed to have become a holder of record of such Warrant Shares as of the Exercise Date.

2. The Warrant Shares have not and may not be registered as of the date of exercise of this warrant under the Securities Act or the securities laws of any state. This warrant and the Warrant Shares issuable on exercise of the warrant, when and if issued, are and may be "restricted securities" as defined in Rule 144 promulgated by the Securities and Exchange Commission and must be held indefinitely unless subsequently registered under the Securities Act and any other applicable state registration requirements, or an exemption from such registration requirements for resale is available. The Company is under no obligation to register the securities under the Securities Act or under applicable state statutes. In the absence of such a registration or an available exemption from registration, sale of the Warrant Shares will be prohibited. The Holder shall confirm to the Company the representations set forth above in connection with the exercise of all or any portion of this warrant.

3. The Company, during the term of this Agreement, will obtain from the appropriate regulatory agencies any requisite authorization in order to issue and sell such number of shares of its Common Stock as shall be sufficient to satisfy the requirements of the Agreement.

4. The number of Warrant Shares purchasable upon the exercise of this warrant and the Warrant Price per share shall be subject to adjustment from time to time subject to the following terms. If the outstanding shares of Common Stock of the Company are increased, decreased, changed into or exchanged for a different number or kind of shares of the Company through reorganization, recapitalization, reclassification, stock dividend, stock split or reverse stock split, the Company or its successors and assigns shall make an appropriate and proportionate adjustment in the number or kind of shares, and the per-share Warrant Price thereof, which may be issued to the Holder under this Agreement upon exercise of the warrants granted under this Agreement. The purchase rights represented by this warrant shall not be exercisable with respect to a fraction of a share of Common Stock. Any fractional shares of Common Stock arising from the dilution or other adjustment in the number of shares subject to this warrant shall be rounded up to the nearest whole share.

5. The Company covenants and agrees that all Warrant Shares which may be delivered upon the exercise of this warrant will, upon delivery, be free from all taxes, liens, and charges with respect to the purchase thereof; provided, that the Company shall have no obligation with respect to any income tax liability of the Holder.

6. The Company agrees at all times to reserve or hold available a sufficient number of shares of Common Stock to cover the number of Warrant Shares issuable upon the exercise of this and all other warrants of like tenor and other convertible securities then outstanding.

27

7. This warrant shall not entitle the Holder hereof to any voting rights or other rights as a shareholder of the Company, or to any other rights whatsoever, except the rights herein expressed, and no dividends shall be payable or accrue in respect of this warrant or the interest represented hereby or the Warrant Shares purchasable hereunder until or unless, and except to the extent that, this warrant shall be exercised.

8. The Company may deem and treat the registered owner of this warrant as the absolute owner hereof for all purposes and shall not be affected by any notice to the contrary.

9. In the event that any provision of this Agreement is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability shall not be construed as rendering any other provisions contained herein invalid or unenforceable, and all such other provisions shall be given full force and effect to the same extent as though the invalid or unenforceable provision were not contained herein.

10. This Agreement shall be governed by and construed in accordance with the internal laws of the state of Delaware, without regard to the principles of conflicts of law thereof.

11. In case this warrant shall be mutilated, lost, stolen, or destroyed, the Company may at its discretion issue and deliver in exchange and substitution for and on cancellation of the mutilated warrant, or in lieu of and substitution for the warrant lost, stolen, or destroyed, a new warrant of like tenor and representing an equivalent right or interest; but only on receipt of evidence satisfactory to the Company of such loss, theft, or destruction of this warrant and indemnity satisfactory to the Company. The Holder shall also comply with such other reasonable regulations and pay such other reasonable charges as the Company may prescribe.

12. This Agreement shall be binding on and inure to the benefit of the Company and the person to whom a warrant is granted hereunder, and such person's heirs, executors, administrators, legatees, personal representatives, assignees, and transferees.

IN WITNESS WHEREOF, the Company has caused this warrant to be executed by the signature of its duly authorized officer, effective this 27th day of January 2011.

VG Energy, Inc. By: /s/ Haig Keledjian Duly Authorized Officer

28

Exercise Notice

(to be signed only upon exercise of Option)

TO: VG ENERGY, INC.

The Holder of the attached Option hereby irrevocable elects to exercise the purchase rights represented by the Option for, and to purchase thereunder, __________________________ shares of preferred stock of VG Energy, Inc., and herewith makes payment therefor, and requests that the certificate(s) for such shares be delivered to the Holder at:

If acquired without registration under the Securities Act of 1933, as amended ("Securities Act"), the Holder represents that the Preferred Stock is being acquired without a view to, or for, resale in connection with any distribution thereof without registration or other compliance under the Securities Act and applicable state statutes, and that the Holder has no direct or indirect participation in any such undertaking or in the underwriting of such an undertaking. The Holder understands that the Preferred Stock has not been registered, but is being acquired by reason of a specific exemption under the Securities Act as well as under certain state statutes for transactions by an issuer not involving any public offering and that any disposition of the Preferred Stock may, under certain circumstances, be inconsistent with these exemptions. The Holder acknowledges that the Preferred Stock must be held and may not be sold, transferred, or otherwise disposed of for value unless subsequently registered under the Securities Act or an exemption from such registration is available. The Company is under no obligation to register the Preferred Stock under the Securities Act, except as provided in the Agreement for the Option. The certificates representing the Preferred Stock will bear a legend restricting transfer, except in compliance with applicable federal and state securities statutes.

The Holder agrees and acknowledges that this purported exercise of the Option is conditioned on, and subject to, any compliance with requirements of applicable federal and state securities laws deemed necessary by the Company.

DATED this _____ day of ______________________, ____.

__________________________ Signature

29

Transfer Form

FOR VALUE RECEIVED, _______________________________________ hereby sell, assign, and transfer unto

Options to purchase shares of the Preferred Stock of VG Energy, Inc., represented by the within instrument, and do hereby irrevocably constitute and appoint:

to transfer said Options stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _____________________________, _________

________________________

In presence of

_______________________